Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Patriot Minefinders Inc., (the “Company”) on Form 10-K for the period ended July 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Justin Blanchet, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1.

this report fully complies with the requirements of Sections 13(a) or  15(d) of the 1934 Act, and

2.

the information contained in this report fairly presents, in all material respects, the registrant's financial condition and results of  operations of the registrant.

By: /s/ Justin Blanchet

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Name: Justin Blanchet

Title:  Chief Financial Officer

Date: October 29, 2012